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                              Columbia Acorn Trust

                         Supplement dated March 11, 2004
                      to Prospectuses dated May 1, 2003 of
                               Columbia Acorn Fund
                               Columbia Acorn USA
                              Columbia Acorn Select

Portfolio Manager/Title Changes. Effective immediately, Ben Andrews has been named co-portfolio manager of Columbia Acorn Select, with John Park continuing as lead portfolio manager. Effective April 30, 2004, Mr. Andrews will become the sole lead portfolio manager of that Fund.

Mr. Andrews is a vice president of Columbia Acorn Trust and has been part of the Columbia Wanger Asset Management, L.P. ("CWAM") investment team since 1998, most recently as a senior technology analyst. His analytical experience includes covering a broad range of industries and special situations. Effective immediately, Mr. Andrews is also a co-portfolio manager of Wanger Twenty and effective April 30, 2004, Mr. Andrews will become the lead portfolio manager of Wanger Twenty, a mutual fund underlying variable insurance products. Prior to joining CWAM, Mr. Andrews was a senior analyst at Rothschild Investment Corporation. He has an MBA from Loyola University and a BSEE from the University of Florida.

Effective April 30, 2004, John Park will no longer be a co-manager of Columbia Acorn Fund. Columbia Acorn Fund will continue to be managed by Charles P. McQuaid as lead portfolio manager and Robert A. Mohn as co-portfolio manager.

Effective immediately, Robert A. Mohn, lead portfolio manager of Columbia Acorn USA and co-portfolio manager of Columbia Acorn Fund, has been named director of domestic research for CWAM.

Columbia Acorn Select. Effective May 1, 2004, Columbia Acorn Select will invest in between 20 and 40 companies.